SUPPLEMENT TO THE PROSPECTUSES,
SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO U.S. EQUITY FUNDS
For the Wells Fargo Traditional Small Cap Growth Fund (the “Fund”)

At a meeting held May 21-22, 2019, the Board of Trustees of the Fund approved a name change for the Fund to “Wells Fargo Fundamental Small Cap Growth Fund”, effective July 22, 2019.

May 23, 2019	SCAM059/P203SP